Cash and Cash Equivalents and Restricted Cash - Summary of Cash and Cash Equivalents, and Restricted Cash (Detail) ¥ in Thousands, $ in Thousands	Aug. 31, 2018 CNY (¥)	Aug. 31, 2018 USD ($)	Aug. 31, 2017 CNY (¥)	Aug. 31, 2017 USD ($)	Aug. 31, 2016 CNY (¥)	Aug. 31, 2015 CNY (¥)
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	¥ 3,153,852	$ 461,765	¥ 1,883,000		¥ 356,018
Restricted cash	10,229	1,498	13,662		6,433
Total	¥ 3,164,081	$ 463,263	¥ 1,896,662	$ 277,696	¥ 362,451	¥ 244,248